***Text Omitted and Filed Separately
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Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Amendment No. 1

Between	Bayer Schering Pharma AG
Müllerstrasse 178
13353 Berlin, Germany

(hereinafter referred to as “Bayer“)

and	Micromet AG
Staffelseestrasse 2
81477 Munich, Germany

(hereinafter referred to as “Micromet”)

(each hereafter referred to as a “Party” or collectively referred to as the “Parties”)

WHEREAS:

Bayer and Micromet entered into an Option, Collaboration and License Agreement relating to BiTE antibodies on January 12, 2009 (hereinafter referred to as “the Agreement”).

Whereby the Parties wish to agree on certain clarifications and modifications to the Agreement in connection with the exercise by Bayer of the option under the Agreement.

Now, THEREFORE the Parties hereby agree as follows in this Amendment No. 1 (the “Amendment”):

1.	DEFINITIONS
Unless otherwise defined herein, capitalized terms shall have the same meaning as set forth in the Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

2.	EXERCISE OF THE OPTION; EFFECTIVENESS OF AMENDMENT
Effective as of the date hereof, Bayer has exercised the Option pursuant to that separate letter delivered by Bayer and attached hereto.  The Parties hereby agree and acknowledge that notwithstanding anything else stated in Section 2.3 of the Agreement Bayer will be granted the rights in the Agreement and all of the terms and conditions of the Agreement (as amended herein) will be binding on the Parties as of the date of this Amendment, which shall be considered the License Effective Date.  Notwithstanding anything else stated in Section 2.3 of the Agreement, the Option Exercise Fee shall be payable, subject to receipt of a proper invoice, on January 8, 2010, irrespective of the date of the License Effective Date.

3.	[***] DEVELOPMENT PLAN
Notwithstanding anything else stated in Section 4.1 or 4.3 of the Agreement, the Parties hereby agree to an updated  [***]  Development Plan which is attached to this Amendment and shall replace in its entirety the original Exhibit B.

4.	EXHIBIT C
Exhibit C shall be replaced in its entirety by the updated version attached to this Amendment.

5.	PAYMENTS UNDER THIRD PARTY AGREEMENTS
5.1	The second sentence of Section 8.4.1 shall be amended to read as follows:

“[…]In addition, Bayer will be responsible for (i) the payments that become due under any future agreement Bayer enters into with a Third Party with regard to the Product, except as set forth in Section 8.4.2; and (ii)  [***]  ( [***] ) of any payments that become due under any potential license to or acquisition of one or more Patents from a Third Party listed on Attachment 4 (whether entered into by Bayer or by Micromet), provided that with regard to royalty payments, Bayer’s share of the payment obligations under this subsection (ii) for such Third Party agreement shall be limited to a royalty rate of  [***]  percent.  Bayer and Micromet will continuously consult with each other during the negotiation of and jointly approve any license or acquisition agreement covered by subsection (ii) above, such approval not to be unreasonably withheld; it being understood that, subject to Section 4.8 with respect to any subsequent negotiation right of Bayer,  Micromet shall have the first right to obtain such license under commercially reasonable terms, including but not limited to a reasonable allocation of early and late payments in accordance with industry standards and similar to the allocation of early and late payments from Bayer to Micromet under this Agreement, as the Parties may determine.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

5.2	The second sentence of Section 8.4.2 shall be amended to read as follows:

“[…] In addition, Micromet will be responsible for (i) the payments that become due under any license to or acquisition of Patents (whether entered into by Bayer or by Micromet) from a Third Party (including a  [***] ) to the extent payments are payable for a license to or acquisition of Patents owned by a Third Party that would  [***]  by  [***] of an  [***] in a [***] listed on  [***] , except excluding any such invention relating to the  [***]  and (ii)  [***]  ( [***] ) of any payments that become due under any potential license to or acquisition of one or more Patents from a Third Party listed on Attachment 4 (whether entered into by Bayer or by Micromet), provided that with regard to royalty payments, Micromet’s share of the payment obligations under this subsection (ii) for such Third Party agreement shall be limited to a royalty rate of  [***]  percent.”

5.3	The following sentence shall be added to Section 8.4.2 and read as follows:

“Upon execution by Micromet of an agreement relating to a license to or acquisition of one or more Patents listed on Attachment 4 or any other agreements with Third Parties for which Micromet is financially responsible in accordance with the cost allocation described in Section 8.4.2, such Patents Controlled by Micromet shall become part of the Sublicensed Technology and be included in the licenses granted to Bayer under the Agreement, subject to the terms and conditions of the agreement with the Third Party and without additional payment obligations of Bayer other than those set out in Section 8.4.1 and subject to those payment obligations described in the last sentence of the first paragraph of this Section 8.4.2.

5.4         The Parties agree that a license granted to Bayer under one or more Patents listed in Attachment 4 shall not extend the royalty term for royalties payable according to Section 8.3.1. Section 8.3.2 (b) shall therefore be amended to read as follows:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
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“(b)    Royalties due under the preceding Section 8.3.1 will commence upon First Commercial Sale of a Product in a particular country in the Territory and will expire on a country-by-country and Product-by-Product basis upon the later of: (i) the expiration of the last-to-expire Patent within the Licensed Technology containing a Valid Claim claiming or covering the use or sale of such Product in such country, or (ii)  [***]  ( [***] )  [***]  from the First Commercial Sale of such Product in such country; provided, however, that once the use or sale of a Product in a particular country is only claimed or covered by a Valid Claim within the Patents listed in Attachment 4, and the  [***]  period pursuant to the preceding subsection (ii) has expired, Bayer shall no longer pay to Micromet royalties according to Section 8.3.1 for such country, but only such royalties that Micromet has to pay to a Third Party for the use of those Patents by virtue of Bayer’s Commercialization of the Product.

6.	EFFECTS OF TERMINATION
6.1	Section 13.1.1 (i) shall be amended to read as follows:

 “(i)   [***] to  [***]  a  [***] with the  [***] to  [***] and  [***] the  [***] of  [***] under any [***] related to any of the items described in Section [***]  and under any  [***] or  [***] by  [***]  that would be  [***] or is  [***] by the  [***] or  [***] of the  [***] to  [***] for  [***] and  [***] the  [***] in the  [***] provided that where  [***] has to [***] to a  [***] for the  [***] of any  [***] or  [***] to be  [***] to  [***] under this Section 13.1.1(i), such [***] shall only be  [***] if  [***] to  [***] to  [***] any  [***] which  [***] to the  [***] to the extent  [***] to the  [***] or  [***] of the  [***] by or on behalf of  [***] ”

6.2	The first sentence of Section 13.1.2 shall be deleted and replaced by the following:

“If the Agreement is terminated by Micromet under  [***]  or by Bayer under  [***]  in its entirety or with respect to any Terminated Territory after the  [***] of the  [***] in the  [***] , in consideration of the Program Transfer, Micromet will make to Bayer payments according to the following schedule until such time as Bayer has received an amount equivalent to  [***]  times the  [***] and  [***] (including, but not limited to [***] )  [***] by it or paid to  [***]  pursuant to this Agreement for the Product in respect of such Terminated Territory, but, for clarity, excluding any milestone or royalty payments paid to Micromet (“the Compensation”): […]”

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

7.	PRESS RELEASE UPON OPTION EXERCISE
On the License Effective Date or first Business Day thereafter, each Party may issue the press release regarding the exercise of the Option in the form attached in Attachment 5.

8.	CONFIRMATION OF TERMS
Except as expressly amended by the terms hereof, all provisions of the Agreement shall remain in full force and effect.

In witness whereof the Parties have executed this Amendment No. 1 as of the dates set forth below.

Bayer Schering Pharma AG		Micromet AG

Date: November 25, 2009		Date: November 25, 2009

By:	/s/ Andreas Fibig	By:	/s/ Jens Hennecke
Name: Andreas Fibig		Name: Jens Hennecke
Function: Chairman of the Board		Function: SVP Business Development
of Management

By:	/s/ Andreas Busch	By:	/s/ Patrick Baeuerle
Name: Prof. Dr. Andreas Busch		Name: Patrick Baeuerle
Function: Member of the Board of		Function: SVP R&D, CSO
Management

Attachments:
1.  Updated Exhibit B
2.  Updated Exhibit C
3.  Option Exercise Letter
4.  Patent List
5.  Micromet and Bayer Press Release

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

ATTACHMENT 1

Updated Exhibit B

[Attachment follows]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
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[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
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Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

ATTACHMENT 2

Exhibit C

Micromet Technology Patents

 [***]

Application Number	Application Filing Date	Country	Title of Application	Status	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

 [***]

Application Number	Application Filing Date	Country	Title of Application	Status	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Application Number	Application Filing Date	Country	Title of Application	Status	Patent Number
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]

Application Number	Application Filing Date	Country	Title of Application	Status	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

Application Number	Application Filing Date	Country	Title of Application	Status	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

ATTACHMENT 3

Option Exercise Letter

[Attachment follows]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
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Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

By fax and courier

Micromet AG
Attn.: Head of Business Development
Staffelseestr. 2
81477 München
Fax no.: 089 / 895 277 205

Option, Collaboration and License Agreement dated January 12, 2009:
Option Exercise Notice

Dear Sir,

In accordance with Section 2.3 of the above mentioned Option, Collaboration and License Agreement (“the Agreement”) we hereby provide notice to Micromet of Bayer Schering Pharma’s desire to exercise the Option as defined in Section 2.1 of the Agreement. This letter shall constitute the Option Exercise Notice pursuant to Section 2.3 of the Agreement.

Yours sincerely,
Bayer Schering Pharma AG

Andreas Fibig                          Prof. Dr. Andreas Busch
Chairman of the Board of Management       Member of the Board of Management

cc:
Micromet, Inc.
Attn.: General Counsel
6707 Democracy Boulevard, Suite 505
Bethesda, MD 20817, USA
Fax no.: +1-240-752-1425

November 25, 2009

Bayer Schering Pharma AG

Sd/9b2411_1

Postal address:
13342 Berlin, Germany
Visitor’s address:
Müllerstraße 178
13353 Berlin, Germany
Tel. +49 30 468 1111
Fax +49 30 468
@

www.bayerscheringpharma.de

Board of Management:
Andreas Fibig,
Chairman of the Board
Andreas Busch
Ulrich Köstlin
Kemal Malik
Bernd Metzner

Chairman of the
Supervisory Board:
Richard Pott

Registered Office:
Berlin
Local Court
Charlottenburg
HRB 283 B

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

ATTACHMENT 4

Patent List

Publication Number	Filing Date	Country	Title of Application
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

ATTACHMENT 5

Micromet and Bayer Press Release

[Attachment follows]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

PRESS RELEASE

Bayer Schering Exercises Option to Develop Solid Tumor BiTE Antibody with Micromet

BETHESDA, MD – December 1, 2009 — Micromet, Inc. (NASDAQ: MITI), a biopharmaceutical company developing novel, proprietary antibodies for the treatment of cancer, inflammation and autoimmune diseases today announced that Bayer Schering Pharma AG has exercised its option under the option, collaboration and license agreement entered into on January 12, 2009 to develop a new BiTE antibody for the treatment of solid tumors.

Under the terms of the agreement, Bayer Schering Pharma had an option until January 5, 2010 to license a specific BiTE antibody targeting an undisclosed target. The option exercise triggers a formal collaboration between Micromet and Bayer Schering Pharma on the development of the BiTE antibody. Micromet will be primarily responsible for the preclinical development of the BiTE antibody, and will collaborate with Bayer through the completion of phase 1 clinical trials, at which point Bayer Schering Pharma will assume full control of the further development and commercialization of the BiTE antibody. Micromet will receive an option exercise fee of Euro 5 million (approx. $7.5 million), and is eligible for further milestone payments of up to Euro 285 million (approx. $426 million) in total and up to double digit royalties on net sales of the BiTE antibody. In addition, Micromet will be reimbursed for its R&D expenses.

“BiTE antibodies represent a promising approach to cancer therapy,” said Dr. Karl Ziegelbauer, Head Therapeutic Research Oncology of Bayer Schering Pharma AG. “We are pleased with the progress of the program since the signing of the agreement in January of this year. We are looking forward to developing a new treatment for patients with solid tumors and to further advance novel therapeutic options in our oncology portfolio.”

Jens Hennecke, Micromet’s Senior Vice President for Business Development added: “Our research and preclinical development teams have done an excellent job in advancing the program since January of this year. Bayer Schering Pharma’s early option exercise is a recognition of Micromet’s development capabilities and confirms the promise of our BiTE antibody platform.”

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2
About BiTE Antibodies

BiTE® antibodies are designed to direct the body's cytotoxic, or cell-destroying, T cells against tumor cells, and represent a new therapeutic approach to cancer therapy. Typically, antibodies cannot engage T cells because T cells lack the appropriate receptors for binding antibodies. BiTE antibodies have been shown to bind T cells to tumor cells, ultimately inducing a self-destruction process in the tumor cells referred to as apoptosis, or programmed cell death. In the presence of BiTE antibodies, T cells have been demonstrated to serially eliminate tumor cells, which explains the activity of BiTE antibodies at very low concentrations. Through the killing process, T cells start to proliferate, which leads to an increased number of T cells at the site of attack.

About Micromet, Inc.

Micromet, Inc. is a biopharmaceutical company developing novel, proprietary antibodies for the treatment of cancer, inflammation and autoimmune diseases. Its product development pipeline includes novel antibodies generated with its proprietary BiTE® antibody platform, as well as conventional monoclonal antibodies. Two of Micromet’s BiTE antibodies and three of its conventional antibodies are currently in clinical trials. Micromet's preclinical product pipeline includes several novel BiTE antibodies generated with its proprietary BiTE antibody platform technology. Micromet’s collaboration partners include sanofi-aventis, Bayer Schering Pharma, Merck Serono, MedImmune and Nycomed.

Forward-Looking Statements

This release contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. These forward-looking statements include statements regarding the operation of the global collaboration with Bayer Schering Pharma, the efficacy, safety and intended utilization of our product candidates, including the BiTE antibody that is the subject of the agreement with Bayer Schering Pharma, the mode of action of BiTE antibodies, the conduct, timing and results of future clinical trials, expectations of the future expansion of our product pipeline and collaborations, and the future payment of milestone and royalty payments by Bayer Schering Pharma. You are urged to consider statements that include the words "ongoing," "may," "will," "believes," "potential," "expects," "plans," "anticipates," "intends," or the negative of those words or other similar words to be uncertain and forward-looking. Factors that may cause actual results to differ materially from any future results expressed or implied by any forward-looking statements include the risk that product candidates that appeared promising in early research, preclinical studies or clinical trials do not demonstrate safety and/or efficacy in subsequent clinical trials, the risk that encouraging results from early research, preclinical studies or clinical trials may not be confirmed upon further analysis of the detailed results of such research, preclinical study or clinical trial, the risk that additional information relating to the safety, efficacy or tolerability of our product candidates may be discovered upon further analysis of preclinical or clinical trial data, the risk that we or our collaborators will not obtain approval to market our product candidates, the risks associated with reliance on outside financing to meet capital requirements, and the risks associated with reliance on collaborators and licensees, including Bayer Schering Pharma, sanofi-aventis, MedImmune, Merck Serono, TRACON and Nycomed, for the funding or conduct of further development and commercialization activities relating to our product candidates. These factors and others are more fully discussed in Micromet's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2009, filed with the SEC on November 6, 2009, as well as other filings by the company with the SEC.

# # #

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Contact Information

US Media:		European Media:
Chris Stamm	Ludger Wess
(781)-684-0770		+49 (40) 8816 5964
micromet@schwartz-pr.com		ludger@akampion.com

US Investors:		European Investors:
Susan Noonan		Ines-Regina Buth
(212) 966-3650		+49 (30) 2363 2768
susan@sanoonan.com		ines@akampion.com

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Final Draft November 22, 2009
News Release	Bayer HealthCare AG Corporate Communications 51368 Leverkusen Germany Phone +49 214 30 1 www.news.bayer.com

Development of new BiTE antibody for treatment of solid tumors:

Bayer Schering Pharma to collaborate with Micromet on novel approach to cancer therapy

Berlin, December 1st, 2009 – Bayer Schering Pharma AG, Germany, will develop a new BiTE antibody for the treatment of solid tumors in collaboration with the biopharmaceutical company Micromet, Inc. In January 2009, both companies had entered into an option, license and collaboration agreement. By exercising the option today, Bayer Schering Pharma has triggered a joint collaboration on the development of the BiTE antibody against an undisclosed solid tumor target through the completion of Phase I clinical trials, at which point Bayer will assume full control of the further development and commercialization of the antibody. BiTE antibodies are designed to direct the body's cell-destroying T cells against tumor cells, and represent a new therapeutic approach to cancer therapy.

Bayer Schering Pharma will pay Micromet an option exercise fee of 5 million Euro in January 2010. According to the agreement, Micromet will be eligible for milestone payments of up to 285 million Euro in total and up to double-digit royalties based on tiered net sales of the product. In addition it is planned to reimburse Micromet for its R&D expenses.

”BiTE antibodies represent a promising approach to cancer therapy,” said Dr. Karl Ziegelbauer, Head Therapeutic Research Oncology of Bayer Schering Pharma AG. “We are pleased with the progress of the program since the signing of the agreement in January of this year. We are looking forward to developing a new treatment for patients with solid tumors and to further advance novel therapeutic options in our oncology portfolio.”

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Jens Hennecke, Micromet’s Senior Vice President for Business Development added: “Our research and preclinical development teams have done an excellent job in advancing the program since January of this year. Bayer Schering Pharma’s early option exercise is a recognition of Micromet’s development capabilities and confirms the promise of our BiTE antibody platform.”

The Bayer Group is a global enterprise with core competencies in the fields of health care, nutrition and high-tech materials. Bayer HealthCare, a subsidiary of Bayer AG, is one of the world’s leading, innovative companies in the healthcare and medical products industry and is based in Leverkusen, Germany. The company combines the global activities of the Animal Health, Bayer Schering Pharma, Consumer Care and Medical Care divisions. Bayer HealthCare’s aim is to discover and manufacture products that will improve human and animal health worldwide. Find more information at www.bayerhealthcare.com.

Bayer Schering Pharma is a worldwide leading specialty pharmaceutical company. Its research and business activities are focused on the following areas: Diagnostic Imaging, General Medicine, Specialty Medicine and Women’s Healthcare. With innovative products, Bayer Schering Pharma aims for leading positions in specialized markets worldwide. Using new ideas, Bayer Schering Pharma aims to make a contribution to medical progress and strives to improve the quality of life. Find more information at www.bayerscheringpharma.de.

Contact:
Denise Rennmann, Phone: +49 30 - 468 12066
E-mail: denise.rennmann@ bayerhealthcare.com

DR          (2009-0633E)

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Forward-Looking Statements

This release may contain forward-looking statements based on current assumptions and forecasts made by Bayer Group or subgroup management. Various known and unknown risks, uncertainties and other factors could lead to material differences between the actual future results, financial situation, development or performance of the company and the estimates given here. These factors include those discussed in Bayer’s public reports which are available on the Bayer website at www.bayer.com. The company assumes no liability whatsoever to update these forward-looking statements or to conform them to future events or developments.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Endgültiger Entwurf vom 22.11.2009
Presse-Information	Bayer HealthCare AG Unternehmenskommunikation 51368 Leverkusen Deutschland Tel.: 0214 30-1 www.presse.bayer.de

Entwicklung eines BiTE-Antikörpers zur Behandlung solider Tumore:

Bayer Schering Pharma arbeitet zusammen mit Micromet an neuem Ansatz in der Krebstherapie

Berlin, 1. Dezember 2009 – Bayer Schering Pharma arbeitet zusammen mit dem biopharmazeutischen Unternehmen Micromet an der Entwicklung eines neuen, spezifischen BiTE-Antikörpers zur Behandlung solider Tumore. Im Januar 2009 hatten beide Unternehmen eine Exklusivoption für eine Kooperations- und Lizenzvereinbarung unterschrieben. Diese Option hat Bayer Schering Pharma heute ausgeübt und die Zusammenarbeit begonnen.

Der BiTE-Antikörper gegen solide Tumore soll bis zum erfolgreichen Abschluss der Phase I der klinischen Studien gemeinsam entwickelt werden. Anschließend wird Bayer Schering Pharma die weitere Entwicklung und Vermarktung vollständig übernehmen. BiTE-Antikörper sollen die körpereigenen “Killer-T-Zellen“ gegen die Tumorzellen lenken. Dies ist ein neuer Ansatz in der Krebstherapie.

Laut Vereinbarung wird Bayer Schering Pharma im Januar 2010 für die Ausübung der Option eine Gebühr von 5 Millionen Euro an Micromet zahlen. Insgesamt soll Micromet meilensteinabhängige Zahlungen von bis zu 285 Millionen Euro erhalten. Hinzu kommen gestaffelte Lizenzgebühren je nach den Umsätzen des Präparats bis in den zweistelligen Prozent-Bereich. Außerdem ist vorgesehen, dass Micromet Ausgleichzahlungen für seinen Entwicklungsaufwand erhält.

”BiTE-Antikörper sind ein vielversprechender Ansatz in der Krebstherapie,“ kommentierte Dr. Karl Ziegelbauer, Leiter des therapeutischen Forschungsgebiets Onkologie bei Bayer Schering Pharma. „Wir haben den Fortschritt des Programms seit unserer Vereinbarung im Januar 2009 mit großem Interesse verfolgt und freuen uns jetzt auf die Entwicklung einer neuen Behandlungsmöglichkeit für Patienten mit soliden Tumoren. Wir bauen so unser Onkologie-Portfolio mit neuartigen Therapieoptionen aus.“

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Jens Hennecke, Senior Vice President für Business Development bei Micromet, ergänzte: „Unsere Teams in Forschung und präklinischer Entwicklung haben seit Januar sehr erfolgreich daran gearbeitet, das Programm voranzubringen. Dass Bayer Schering Pharma seine Option schon jetzt ausübt, ist für uns auch eine Anerkennung unserer Fähigkeiten in der Arzneimittelentwicklung. Außerdem bestätigt es die guten Aussichten unserer BiTE-Antikörper.“

Über Bayer Schering Pharma
Die Bayer AG ist ein weltweit tätiges, forschungsbasiertes und wachstumsorientiertes Unternehmen mit Kernkompetenzen auf den Gebieten Gesundheit, Ernährung und hochwertige Materialien. Bayer HealthCare ist eine Tochtergesellschaft der Bayer AG und gehört zu den weltweit führenden innovativen Unternehmen in der Gesundheits-versorgung mit Arzneimitteln und medizinischen Produkten. Das Unternehmen bündelt die Aktivitäten der Divisionen Animal Health, Bayer Schering Pharma, Consumer Care sowie Medical Care. Ziel von Bayer HealthCare ist es, Produkte zu erforschen, zu entwickeln, zu produzieren und zu vertreiben, um die Gesundheit von Mensch und Tier weltweit zu verbessern. Mehr Informationen finden Sie unter www.bayerhealthcare.com.

Bayer Schering Pharma ist ein weltweit führendes Spezialpharma-Unternehmen, dessen Forschung und Geschäftsaktivitäten sich auf vier Bereiche konzentrieren: Diagnostische Bildgebung, General Medicine, Specialty Medicine und Women’s Healthcare. Bayer Schering Pharma setzt auf Innovationen und will mit neuartigen Produkten in speziellen Märkten weltweit führend sein. So leistet Bayer Schering Pharma einen Beitrag zum medizinischen Fortschritt und will die Lebensqualität der Menschen verbessern. Mehr Informationen finden Sie unter www.bayerscheringpharma.de.

Ansprechpartnerin:
Denise Rennmann, Tel.: 0 30-46 81 20 66
E-Mail: denise.rennmann@ bayerhealthcare.com

DR         (2009-0633)

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Zukunftsgerichtete Aussagen
Diese Presseinformation kann bestimmte in die Zukunft gerichtete Aussagen enthalten, die auf den gegenwärtigen Annahmen und Prognosen der Unternehmensleitung des Bayer-Konzerns bzw. seiner Teilkonzerne beruhen. Verschiedene bekannte wie auch unbekannte Risiken, Ungewissheiten und andere Faktoren können dazu führen, dass die tatsächlichen Ergebnisse, die Finanzlage, die Entwicklung oder die Performance der Gesellschaft wesentlich von den hier gegebenen Einschätzungen abweichen. Diese Faktoren schließen diejenigen ein, die Bayer in veröffentlichten Berichten beschrieben hat. Diese Berichte stehen auf der Bayer-Webseite www.bayer.de zur Verfügung. Die Gesellschaft übernimmt keinerlei Verpflichtung, solche zukunftsgerichteten Aussagen fortzuschreiben und an zukünftige Ereignisse oder Entwicklungen anzupassen.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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